FIRST M & F CORPORATION

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20459

                                FORM 8-K
                             CURRENT REPORT

                 Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

            Date of  Report  (Date  of  earliest   event
                 reported) September 14, 1998 (September
                 9, 1998)

                        FIRST M & F CORPORATION
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        (Exact name of registrant as specified in its charter)

                    Commission File Number: 0-9424

           Mississippi                         64-0636653
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(State or other jurisdiction of            (I.R.S. Employer
incorporation of organization)            Identification No.)


221 East Washington Street
Kosciusko, Mississippi                           39090
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(Address of Principal Executive Offices)      (Zip Code)

          Registrant's telephone number:  (601) 289-5121





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                        FIRST M & F CORPORATION



ITEM 5.   OTHER EVENTS

          The purpose of this Current Report on Form 8-K is to announce that First M & F Corporation has executed a definitive agreement to acquire First Bolivar Capital Corporation of Cleveland, Mississippi. The attached press release, issued on September 9, 1998, outlines the proposed merger, which is expected to close at or around December 31, 1998.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)     Exhibits.

                               99.    Press Release issued by First M & F
                                      Corp., dated September 9, 1998, headed
                                      "First M & F Corp., First Boliver Capital
                                      Corp. sign definitive agreement."

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     September 14, 1998

                                      FIRST M & F CORPORATION
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                                          (Registrant)


                                      By:
                                             /s/ Robert C. Thompson, III
                                             Treasurer